NASDAQ: CFB | January 28th, 2021

2 FORWARD-LOOKING STATEMENTS. The financial results in this presentation reflect preliminary, unaudited results, which are not final until the Company’s Annual Report on Form 10-K is filed. This presentation and oral statements made during this meeting contain forward-looking statements. These forward- looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "strive," "projection," "goal," "target," "outlook," "aim," "would," "annualized" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: risks relating to the COVID-19 pandemic; risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending; our ability to attract, hire and retain qualified management personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation; costs and effects of litigation, investigations or similar matters; risk exposure from transactions with financial counterparties; severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of coverage of our business by securities analysts; and future equity issuances. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except as required by law. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP measures. These non-GAAP measures, as calculated by CrossFirst, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

CROSSFIRST BANKSHARES, INC.

# EXPERIENCED MANAGEMENT TEAM



Mike Maddox – President, CEO of CrossFirst Bankshares and Director of CrossFirst

- Joined CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank
- Practicing lawyer for more than six years before joining Intrust Bank
- Graduate School of Banking at the University of Wisconsin – Madison
- Appointed to CEO June 1, 2020 after 12 years of service



**David O'Toole –** CFO, Chief Investment Officer and Director of CrossFirst

- More than 40 years of experience in banking, accounting, valuation and investment banking
- Founding shareholder and director of CrossFirst Bank and became CFO in 2008
- Co-founder and managing partner of a national bank consulting and accounting firm
- Served on numerous boards of directors of banks and private companies, including the Continental Airlines, Inc. travel agency advisory board



Randy Rapp – Chief Credit Officer of CrossFirst Bank

- More than 30 years of experience in banking, primarily as a credit analyst, commercial relationship manager and credit officer
- Joined CrossFirst in April 2019 after serving as Executive Vice President and Chief Credit Officer of Texas Capital Bank, National Association from May 2015 until March 2019
- Mr. Rapp joined Texas Capital Bank in 2000



Matt Needham – Managing Director of Strategy and Investor Relations of CrossFirst

- More than 15 years experience in banking, strategy, accounting and investment banking, five with CrossFirst
- Extensive experience in capital markets including valuation, mergers, acquisitions and divestitures
- Provided assurance and advisory services with Ernst & Young
- Former Deputy Bank Commissioner in Kansas and has served on several bank boards
- MBA Wake Forest University, obtained CFA designation and CPA, Graduate School of Banking at the University of Colorado

## Other Senior Executives

Aisha Reynolds
General Counsel of CrossFirst and CrossFirst Bank
13+ years of experience
Joined CrossFirst in 2018

Steve Peterson
Chief Banking Officer of CrossFirst
21+ years of experience
Joined CrossFirst in 2011

George Jones
Vice Chairman for CrossFirst
40+ years of experience
Joined CrossFirst in 2016

Tom Robinson
Chief Risk Officer of CrossFirst
35+ years of banking experience
Joined CrossFirst in 2011

Amy Fauss
Chief Operating Officer of CrossFirst Bank
28+ years of banking experience
Joined CrossFirst in 2009

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4 EVERY CROSSFIRST TEAM MEMBER UNDERSTANDS THE IMPORTANT ROLE THEY PLAY IN OUR COLLECTIVE SUCCESS. SHARED VISION Focusing on: • Performance & Profitability • Seizing Growth Opportunities • Strong Credit Quality • Enhancing Products and Services • Managing Enterprise Risk • Contributing to our Communities ONE TEAM Focusing on: • Elevating our Strong Corporate Culture by Living our CrossFirst Values • Attracting and Retaining High Performing Talent • Well-being of our Employees ONE BANK Focusing on: • Targeting Businesses and Professionals • Branch-Lite – Technology Focused • Delivering Extraordinary Service and Customer Experience

5 • $5.7 billion(1) asset banking operation founded in 2007 • Branch-lite structure operating eight branches in key markets along the I-35 corridor • 3rd largest bank headquartered in the Kansas City MSA • High-growth commercial banking franchise with 328 full time equivalent employees(1) • High quality people, strong culture & relationship-oriented business model • Serving businesses, business owners, professionals and their personal networks • Core focus on improving profitability & operating efficiency Financial Performance For Year Ended 12/31/20 (2) (1) As of December 31, 2020 (2) Dollars are in millions (3) Net of unearned income (Number of Locations) (1) (1) (1) (1) (1) (2) (1) Assets: $5,659 ROAA: 0.24% NPAs / Assets: 1.39% Gross Loans: (3) $4,442 ROACE: 2.05% NCOs / Avg. Loans: 0.89% Deposits: $4,695 Efficiency Ratio: 58.13% Reserves / Loans: 1.70% CET 1 Capital: 11.93% NIM(FTE): 3.13% Reserves / NPLs: 99.0% Total Risk-Based Capital: 13.20% Net Income: $12.6 Classified Loans / Capital + ALLL 40.9% Performance (Full Year 2020)Balance Sheet Asset Quality Metrics

6 ✓ Fourth quarter net income of $8.1 million and full year net income of $12.6 million (includes $56.7 million of loan loss provisions) ✓ Pretax, pre-provision profit (1) for the fourth quarter of $20.8 million and full-year pretax, pre-provision profit (1) of $72.0 million (includes a $7.4 million non-cash goodwill impairment in Q2 2020) ✓ Efficiency ratio of 53% for the fourth quarter of 2020 and 58% for the full year; a non-GAAP core efficiency ratio (1) of 53% for full year 2020 after adjusting for nonrecurring items ✓ Book value per share of $12.08 at December 31, 2020 compared to $11.58 at December 31, 2019 ✓ $5.7 billion of assets, a 15% increase over year end 2019 ✓ Excluding PPP loans, loan portfolio growth of $301 million, or 8% since year end 2019, and $39 million, or 1%, from the previous quarter ✓ Deposit growth of $771 million, or 20%, since year end 2019 and $202 million, or 4%, from previous quarter ✓ Well capitalized even under third-party pandemic stress test (Q2 2020) ✓ 38% DDA growth from year end 2019; 2020 loan-to-deposit ratio of 94.6%, exemplifying stronger liquidity Financial Performance Balance Sheet Strategic Initiatives ✓ Repurchased $6.1 million or 609,613 shares of common stock ✓ New Frisco, TX location and relocated Kansas City, MO location to more prominent office space during the third quarter of 2020 ✓ Developed and executed pandemic plan to support over 300 customers with loan modifications and issued almost 1,200 PPP loans ✓ Mike Maddox CEO transition and subsequent restructure of management to include Chief Banking Officer and Chief Technology Officer positions ✓ Reduced energy concentration in Q4 2020 (1) Represents a Non-GAAP financial measure, see Non-GAAP reconciliation slides at the end of the presentation for more detail.

7 ▪ Net interest margin (FTE) improved 14bps to 3.12% from the previous quarter, largely due to recognition of PPP loan fees and a 9bp decrease in total deposit costs ▪ Loan yields have trended downward due to repricing and movements in variable rate loans associated with the declining rate environment ▪ Company continued to move interest bearing deposit costs down to capture economics associated with FOMC rate cuts ▪ Loan to deposit ratio decreased to 94.6%, from 99.7% in Q3 2020, and 98.2% in Q4 2019 4.62% 4.60% 4.89% 5.34% 5.52% 4.26% 0.91% 0.87% 0.99% 1.44% 1.89% 0.85% 0% 1% 2% 3% 4% 5% 6% 2015 2016 2017 2018 2019 2020 Yield on Loans & Cost of Deposits Yield on Loans Cost of Total Deposits 3.27% 3.24% 3.40% 3.39% 3.31% 3.13% 3.24% 3.19% 2.98% 3.12% 0% 1% 2% 3% 4% 2015 2016 2017 2018 2019 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net Interest Margin - Fully Tax Equivalent (FTE) Commentary

8 CMO (Fixed) 8.1% MBS (Fixed) 16.7% Municipal - Tax- Exempt 72.9% Municipal - Taxable 1.6% Other 0.7% Investment Portfolio Breakout as of December 31, 2020(1) ▪ Continue to exercise caution in the investment portfolio and maintain high- quality investment securities ▪ At the end of Q4 2020, the portfolio’s duration was approximately 4.5 years and the fully taxable equivalent yield for Q4 2020 rose 3bps to 2.96% ▪ During Q4 2020, $36 million of MBS/CMO paydowns were received and no securities were sold ▪ During Q4 2020, $38 million of new securities were purchased with an average tax equivalent yield of 2.94% ▪ The securities portfolio has unrealized gains of approximately $39 million as of December 31, 2020 Total: ~$655 million(1) (1) Based on approximate fair value. 3.72% 3.63% 3.85% 3.62% 3.35% 3.05% 0% 1% 2% 3% 4% 5% 2015 2016 2017 2018 2019 2020 Average Yield on Securities - Fully Tax Equivalent (FTE) Commentary

9 $7.5 $10.3 $5.8 $19.6 $28.5 $12.6 $14.1 $16.9 $16.4 $30.7 $62.5 $72.0 $- $10 $20 $30 $40 $50 $60 $70 $80 2015 2016 2017 2018 2019 2020 Earnings Performance Net Income Pretax, Pre-Provision Profit ▪ Historically, our balance sheet growth, combined with a relatively stable net interest margin has enabled robust operating revenue growth ▪ The Company’s core earnings power continues to increase ▪ Record 2020 year end pretax, pre- provision profit(2) of $72 million, an increase of 15% from full year 2019 (includes a goodwill impairment of $7.4 million recognized in Q2 2020) ▪ Record Q4 2020 pretax, pre- provision profits (2) of $20.8 million, a 19% increase from Q4 2019 ▪ Fiscal year 2020 loan loss provisioning was $56.7 million, an increase of 90% compared to same period in 2019, due in part to the pandemic and related macroeconomic impact Note: Dollars in charts are in millions. (1) Defined as net-interest income + non-interest income. (2) Represents a Non-GAAP financial measure, see Non-GAAP reconciliation slides at the end of the presentation for more detail. (2) $44.6 $57.5 $78.5 $116.5 $150.2 $172.0 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2015 2016 2017 2018 2019 2020 Operating Revenue(1) Commentary

10 Service Charges & Fees 7% Gain on Sale of Securities 11% ATM & Credit Card Income 20% BOLI Income 22% Swap Fee Income 32% Other Non-Interest Income 8% 2019 Non-Interest Income Composition ($8.7 million)(1) 2020 Non-Interest Income Composition ($11.7 million) (1) Service Charges & Fees 24% Gain on Sale of Securities 15% ATM & Credit Card Income 37% BOLI Income 15% Swap Fee Income 0% Other Non-Interest Income 9% (1) Amounts shown are as of the end of the period 35% Increase in Non-Interest Income from Service Charges and Credit Card Fees

11 $21.9 $22.2 $31.0 $23.0 $23.7 1.81% 1.80% 2.21% 1.67% 1.71% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Non-interest Expense Non-interest expense / Average Assets $- $20 $40 $60 $80 $100 $120 2015 2016 2017 2018 2019 2020 Salaries & Benefits Occupancy Exp. & Professional Fees FDIC Premiums Data Processing, Software & Comm. Advertising & Other Exp. Non-cash Goodwill Impairment ($7.4mm) $31 146 203 305 353 357 328 $10.8 $10.5 $9.7 $11.6 $13.8 $17.3 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 0 100 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 Employees Assets/Employee (FTE) Managing Expenses while Growing Non-Interest Expense Growth Assets per Employee (FTE) Dollars are in millions and amounts shown are as of full year 2020 (1) Includes $7.4mm Goodwill Impairment (1) $41 $62 $86 $88 $100 (1)

12 68.48% 70.64% 79.10% 73.64% 58.37% 58.13% 64.66% 66.04% 72.33% 67.68% 57.25% 52.98% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2015 2016 2017 2018 2019 2020 Efficiency Ratio / Non-GAAP Core Efficiency Ratio FTE(1) GAAP Non-GAAP ▪ CrossFirst’s branch-lite model is an efficient and scalable infrastructure to support operating revenue growth ▪ ROAA significantly impacted by record provisioning from COVID-19 pandemic and other factors in 2020 ▪ Core efficiency performance is trending down consistent with management’s initiatives (1) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides in the supplemental information for more detail (0.06%) 0.31% (0.54%) 0.58% 0.58% 1.44% 1.46% 0.94% 1.48% 1.49% (1.00%) (0.50%) 0.00% 0.50% 1.00% 1.50% 2.00% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 ROAA PTPP ROAA Pretax, pre-provision ROAA (1) (1) 0.53% 0.56% 0.24% 0.56% 0.63% 0.24% 0.53% 0.56% 0.40% 0.57% 0.61% 0.37% 0% 0% 0% 0% 0% 1% 1% 1% 2015 2016 2017 2018 2019 2020 Return on Average Assets / Non-GAAP ROAA (1) GAAP Non-GAAP Commentary

13 26% 13% 36% 1% 24% Payment Deferral - 90+ Days Interest Only Payments - 90+ Days Payment Deferral - 180 Days or Other Payment Deferral - 90 Days Interest Only Payments - 90 Days $3,331 $3,506 $3,727 $3,827 $4,022 $4,016 $3,945 $57 $48 $48 $79 $170 $177 $224 $88 $85 $87 $105 $237 $300 $286 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Pass Special Mention (Criticized) Substandard & Doubtful (Classified) 13 $3,639 $3,862 $4,011 $4,429 2% 3% 5% % Substandard & Doubtful Migration of Credit by Risk Weighting (in $ millions) 7%2%3% $4,493 ➢ ~50% of modifications are pass rated loans ➢ ~39% of classified and criticized loans are energy loans $3,476 6% $4,455 $0 $20 $40 Other Office CRE Energy Medical & Sr. Living CRE Restaurants C&I Health Care C&I Retail CRE Recreation C&I Owner Occupied RE Hotel CRE $90 million of Loan Modifications (17 loans) Remain as of December 31, 2020 $33 $10 $7 $3 $0 $6 $9 $2 $8 $12 Focus Industries - $78 (in $ millions) Loan Modifications as of December 31, 2020 Loan Modifications: $90 million

14 ▪ Reduction in NPAs was a direct result of workout activities and associated charge-offs ▪ 34% of the nonperforming asset balance in Q4 2020 relates to energy credits 0.08% 0.20% 0.18% 0.43% 0.97% 1.39% 0.59% 0.74% 1.49% 1.39% 0.0% 0.5% 1.0% 1.5% 2.0% 2015 2016 2017 2018 2019 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Nonperforming Assets / Assets 0.04% 0.11% 0.44% 0.07% 0.31% 0.89% 2.00% 0.12% 0.54% 1.03% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2015 2016 2017 2018 2019 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net Charge-Offs / Average Loans(1) ▪ Full year 2020 net charge-offs were $38.3 million compared to $10.8 million in full year 2019 ▪ Q4 2020 had $11.6 million in net charge-offs. 62% were commercial and industrial loans and 24% were from the energy portfolio ▪ Elevated Q1 2020 net charge-offs of $19.4 million mostly attributed to a large previously disclosed credit; representing ~48% of total 2020 charge-offs (1) Ratio is annualized for interim periods Commentary Commentary

15 Energy Portfolio Dynamics ▪ Typically only lend as a senior secured lender in single bank transactions and as a cash flow lender ▪ Exploration & Production lending only on proven and producing reserves ▪ CrossFirst typically does not lend to shale, oil field services, or midstream energy companies ▪ Collateral base is predominately comprised of properties with sufficient production history to establish reliable production trends; long-life assets ▪ 40% of the oil portfolio is hedged for the next 12 months at $48.70 / barrel ▪ 50% of the natural gas portfolio is hedged for the next 12 months at $2.55 / MMBtu ▪ $18.3 million of reserves are allocated to energy, representing 5.3% of the total energy portfolio Energy by Composition 12/31/2020 ($ in millions) # Loans Outstanding % Total Unfunded Commitments Average Size Avg % Hedged(1) Oil 27 $209 60% $7 $8 40% Natural Gas 16 $130 38% $9 $8 50% Other Sources 13 $6 2% $28 $1 0% Total 56 $345 100% $44 $6 43% (1) $393 $371 $210 $187 $146 $9 $13 $72 $59 $90 $7 $15 $108 $138 $109 $0.00 $50.00 $100.00 $150.00 $200.00 $250.00 $300.00 $350.00 $400.00 $450.00 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Pass Special Mention Substandard & Doubtful Data as of 12/31/20 (1) Weighted Average $399 $390 $384 $409 Energy Loans by Risk Rating ($ in millions) $345 16% Reduction in Energy Portfolio Compared to Year End 2019

16 ▪ Prudently maintained ALLL / Total Loans at 1.70%, or 1.81% excluding PPP loans as of year end 2020 ▪ Q4 2020 provision of $10.9 million off- set by charge-off activity ▪ Classified loans decreased as some borrowers had improvements in their business, loan modifications returned to full payments, and associated paydowns ▪ Maintained strong capital levels to provide ample liquidity to meet clients’ needs and weather further economic downturns ▪ The Company has $1.4 billion in unfunded loan commitments as of year end 2020 Dollar amounts are in millions. Commentary Commentary $56.9 $51.5 $71.2 $76.0 $75.3 1.48% 1.29% 1.61% 1.70% 1.70% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% $- $10 $20 $30 $40 $50 $60 $70 $80 $90 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Allowance for Loan Losses / Total Loans $86.9 $104.5 $237.1 $299.9 $286.1 13.2% 15.8% 34.9% 43.2% 40.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% $- $50 $100 $150 $200 $250 $300 $350 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Classified Loans / (Total Capital +LLR) 12.20% 12.08% 11.99% 11.95% 11.93%12.22% 12.10% 12.01% 11.97% 11.94% 13.43% 13.17% 13.27% 13.23% 13.20% 0% 2% 4% 6% 8% 10% 12% 14% 16% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Capital Ratios Common Equity Tier 1 Tier 1 Risk Based Total Risk-Based Capital

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# COVID-19 OPERATING UPDATE

CROSSFIRST BANKSHARES, INC.

1. **Comprehensive COVID-19 response plan** to support our clients, employees, and communities
2. **Strong capital position and liquidity** provides CrossFirst with financial flexibility to give customers relief and continue to invest in the business for the long term
3. **Closely monitoring and engaging clients** to mitigate risks and impact from COVID-19, especially customer modifications & energy portfolio; modifications declined to $90 million in the fourth quarter 2020
4. **Branch-lite business model and technology forward strategy** provides CrossFirst an advantage for strong business continuity through the pandemic
5. **Continued prudent management** of expenses, staffing levels, and other discretionary spend; optimized staffing levels in third quarter 2020
6. **Strong reserve build** of total loan loss reserves / loans of 1.70% including an additional fourth quarter provision of $10.9 million and charging down exposures
7. **Stress testing** of capital and credit scenarios show CrossFirst as well capitalized under several extreme scenarios
8. **Return to work planning** remains flexible with safety of employees, clients and other stakeholders as the highest priority
9. **Positioned for long term growth** after the market stabilizes

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19 ▪ CFB is a strong supporter of local businesses and communities we serve ▪ Weighted average fee rate of approximately 2.4%, excluding fee impact to yield ▪ Management is working to expedite the forgiveness process of the PPP loans ▪ Anticipate most PPP loan fees to be recognized in the first half of 2021 ▪ As of year end 2020, $5.8 million of the $9.9 million associated fees have been recognized SBA / PPP Applications Existing Customers New Customers Totals Forgiveness Complete # of Applications Approved 891 303 1,194 342 $ Loans Funded $290 $79 $369 $77 Commentary Note: Information as of December 31, 2020 (1) Dollars in millions Hotel & Restaurants 12% Other Services & Business Support 17% Construction 10% Medical/ Healthcare 16% Professional Services 19% Other Small Businesses 26% Loans Approved by Industry (Based on $ Funded) Dallas 12% Kansas City 53% Oklahoma City 7% Tulsa & Energy 11% Wichita 17% Loans Approved by Market (Based on $ Funded) PPP Loan Stratification PPP Loans # of Loans $ of Loans Held < $150,000 564 $24 $150,000 - $350,000 123 $29 $350,000 - $2,000,000 128 $102 $2,000,000+ 37 $137 Total 852 $292 (1) (1)

20 Industry Total Exposure (1) % of Gross Loans(1) Energy Oil (excludes Natural Gas) $209 5.0% Retail Commercial Real Estate $183 4.4% Hotel & Lodging $175 4.2% Healthcare Commercial and Industrial $79 1.9% Entertainment & Recreation(2) $98 2.4% Restaurant(3) $74 1.8% Industry categories selected based on the following criteria: • Lower consumption from COVID-19 pandemic compounded with high production and inventory supplies from ongoing political disputes • Implementation of travel, entertainment, and restaurant restrictions • Cancellation of all events and large gatherings • Cessation of revenue due to business being considered “nonessential” (1) Loan values recorded on balance sheet in millions as of December 31, 2020; excludes PPP loans (2) Includes Native American Gaming, Parking Lots and Garages (3) Restaurant information includes both commercial and industrial and CRE exposure

21 Commercial & Industrial 30% Commercial Real Estate 27% Construction & Land Development 12% Energy 8% Residential Real Estate 9% SBA PPP 7% Owner Occupied Real Estate 6% Other 1% Commercial and Industrial Loan Breakdown by Type ($1.3bn) Multi-Family 23% Retail 10% Office 13% Industrial (excludes Self- Storage) 10% 1-4 Family Res Construction 9%Hotel 10%Senior Living 6% Other 4% Raw Land 3% Medical 4% C-Store 2% Self Storage 3% Land Development 3% Other 18% Manufacturing 9%Real Estate Activity 7% Business Loans to Individuals 7% Recreation 6% Health Care 6% Administrative Services 6% Engineering & Contracting 6% Restaurants 6% Financial Management 5% Motor Vehicle & Parts Dealers 4% Security Services 4% Aircraft 4% Rental & Leasing Services 3% Credit Related Activities 3% Professional & Technical Services 3% Merchant Wholesalers 3% Loan Mix by Type ($4.5bn) (1) CRE Loan Portfolio by Segment ($1.7bn)(2) Remaining States 14% TX 46% OK 12% KS 9% MO 8% CO 4% FL 3% AZ 2% WA 2% CRE Loans by Geography ($1.7bn)(2) Note: Data as of December 31, 2020. (1) Shown as a percentage of loan portfolio, net of unearned income (2) CRE as defined by regulators (including construction and development)

22 $993 $1,297 $1,996 $3,061 $3,852 $4,442 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2015 2016 2017 2018 2019 2020 Gross Loans (Net of Unearned Income) $1,357 $1,355 $1,285 $1,291 1,339 $409 $399 $390 $384 $345 $1,024 $1,085 $1,141 $1,196 $1,180 $628 $625 $662 $588 $563 $399 $504 $536 $618 $681 $45 $43 $46 $47 $55 $369 $369 $292 -$300 $200 $700 $1,200 $1,700 $2,200 $2,700 $3,200 $3,700 $4,200 $4,700 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Commercial & Industrial Energy Commercial Real Estate Construction & Land Development Residential Real Estate Consumer SBA/ PPP 5.21% 4.98% 4.28% ▪ Historically loan growth has been primarily organic and very strong ▪ Loan growth for Q4 2020, excluding PPP loans, was a modest 1% compared to the previous quarter ▪ Diversification remains a core tenet ▪ Purchased loan participations totaled $72 million and a combination of shared national credits and syndications purchased total $402 million at December 31, 2020 ▪ Generally, the Company only buys syndicated loans with borrowers for which the Company could lead the next borrowing opportunity ▪ Loan participations sold of $299 million and $148 million of syndications sold at December 31, 2020 Dollars in charts are in millions. Amounts shown are as of the end of the period. Gross Loans by Type Commercial & Industrial 30% Energy 8%Commercial Real Estate 27% SBA / PPP 7% Construction & Land Development 12% Residential Real Estate 15% Consumer 1% Q4 2020 Gross Loan Composition Commentary $4,429 3.90% 4.00% Loan Yield $4,493 $3,862 $4,011 $4,455

23 $36 $31 $20 $25 $7 $5 $17 $18 $8 $2 $16 $22 $3 $0 $4 $3 $4 $6 $0 $0 $0 $0 $10 $20 $30 $40 $50 $60 $70 $80 Dec-19 Net Charge-Offs C&I Energy CRE Construction & Land Residential RE Consumer Dec-20 Adjustments to ALLL Commercial & Industrial Energy Commercial Real Estate Construction & Land Development Residential Real Estate Consumer & Line of Credit 1.48% ALLL / Gross Loans (excludes PPP) 1.81% Note: As of end of period Dollars in millions $57 $75

24 Savings & MMA 46% Time Deposits < $100,000 6% Time Deposits ≥ $100,000 16% DDA 15% Transaction Deposits 17% ▪ CrossFirst has generated significant growth in core deposits during 2020 to support PPP growth and the securities portfolio ▪ DDA increased 38% compared to year end 2019 ▪ Deposit growth continues to come from higher yielding money market accounts and transaction deposits ▪ Linked quarter increase in transaction deposits due to utilization of insured cash sweep product ▪ Brokered deposits were $188 million at year end 2020, down 52% from Q4 2019, and down 36% from Q3 2020 ▪ Deposit costs have trended down due to the low-rate environment Commentary Deposit Mix by Type Dollars are in millions and amounts shown are as of the end of the period. $522 $567 $750 $754 $718 $259 $538 $399 $508 $778 $1,903 $1,765 $1,994 $2,090 $2,155 $530 $379 $416 $391 $304 $710 $724 $745 $750 $740 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Non-interest bearing deposits Transaction Deposits Savings & MMA Time Deposits < $100,000 Time Deposits ≥ $100,000 Q4 2020 Deposit Composition 1.46%1.70% 0.79% 0.67% 0.58% Cost of Deposits $3,924 $3,973 $4,304 $4,493 $4,695 $1,295 $1,694 $2,303 $3,208 $3,924 $4,695 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2015 2016 2017 2018 2019 2020 Total Deposits

25 # Loans Amount Outstanding Unfunded Commitments Average Size Amount Classified Completed Hotels 13 $157 $0 $12 $29 In-Progress Construction 3 $19 $16 $6 $0 Total 16 $176 $16 $11 (1) $29 Hotel & Lodging 12/31/2020 ($ millions) Marriott 35% Boutique Hotel 1% Choice 5% IHG 6% Oakwood 18% Hilton 19% ESH 16% Hotel & Lodging Portfolio Dynamics ▪ Primarily loaning to established brands names ▪ No “conference center” hotels and ~75% of the properties are in major MSAs; mostly in the Midwest ▪ $29 million of outstanding hotel loans in the portfolio are classified ▪ 96% of the outstanding loans, by dollar amount, have recourse provisions ▪ Hotel Construction borrowers are sophisticated sponsors with significant invested equity and resources ▪ $6.8 million of reserves are allocated to hotel portfolio, representing 3.9% of the total outstanding hotel portfolio Hotels by Brand Ownership Data as of 12/31/20 (1) Weighted average

# HISTORICAL FINANCIAL INFORMATION

CROSSFIRST BANKSHARES, INC.

| (Dollars thousands, except per share data) | As of Year or for the Year Ended December 31, | | | | | |
|---|---|---|---|---|---|---|
| | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 |
| **Income Statement Data** | | | | | | |
| Interest income | $54,116 | $69,069 | $97,816 | $156,880 | $216,218 | $203,448 |
| Interest expense | 11,849 | 15,016 | 22,998 | 46,512 | 74,774 | 43,199 |
| Net interest income | 42,267 | 54,053 | 74,818 | 110,368 | 141,444 | 160,249 |
| Provision for loan losses | 5,975 | 6,500 | 12,000 | 13,500 | 29,900 | 56,700 |
| Non-interest income | 2,365 | 3,407 | 3,679 | 6,083 | 8,707 | 11,733 |
| Non-interest expense | 30,562 | 40,587 | 62,089 | 85,755 | 87,640 | 99,968 |
| Income before taxes | 8,095 | 10,373 | 4,408 | 17,196 | 32,611 | 15,314 |
| Income tax expense (benefit) | 626 | 62 | (1,441) | (2,394) | 4,138 | 2,713 |
| Net Income (loss) | 7,469 | 10,311 | 5,849 | 19,590 | 28,473 | 12,601 |
| Preferred stock dividends | 2,066 | 2,100 | 2,100 | 2,100 | 175 | 0 |
| Net income available to common stockholders | 5,403 | 8,211 | 3,749 | 17,490 | 28,298 | 12,601 |
| Non-GAAP core operating income[(1)] | 7,469 | 10,311 | 9,716 | 19,940 | 27,427 | 19,998 |
| **Balance Sheet Data** | | | | | | |
| Cash and cash equivalents | $79,418 | $155,972 | $130,820 | $216,541 | $187,320 | $408,810 |
| Available-for-sale securities | 459,524 | 591,008 | 701,534 | 661,628 | 739,473 | 654,588 |
| Gross loans (net of unearned income) | 992,726 | 1,296,886 | 1,996,029 | 3,060,747 | 3,852,244 | 4,441,897 |
| Allowance for loan losses | (15,526) | (20,786) | (26,091) | (37,826) | (56,896) | (75,295) |
| Goodwill and other intangibles | 8,100 | 7,998 | 7,897 | 7,796 | 7,694 | 208 |
| Total assets | 1,574,346 | 2,133,106 | 2,961,118 | 4,107,215 | 4,931,233 | 5,659,303 |
| Non-interest-bearing deposits | 123,430 | 198,088 | 290,906 | 484,284 | 521,826 | 718,459 |
| Total deposits | 1,294,812 | 1,694,301 | 2,303,364 | 3,208,097 | 3,923,759 | 4,694,740 |
| Borrowings and repurchase agreements | 112,430 | 216,709 | 357,837 | 388,391 | 373,664 | 295,406 |
| Trust preferred securities, net of fair value adj. | 792 | 819 | 850 | 884 | 921 | 963 |
| Preferred Stock, liquidation value | 30,000 | 30,000 | 30,000 | 30,000 | 0 | 0 |
| Total Stockholders' Equity | 160,004 | 214,837 | 287,147 | 490,336 | 601,644 | 624,428 |
| Tangible Stockholders' Equity[(1)] | 121,904 | 176,839 | 249,250 | 452,540 | 593,950 | 624,220 |
| **Share and Per Share Data:** | | | | | | |
| Basic earnings (loss) per share | $0.29 | $0.39 | $0.12 | $0.48 | $0.59 | $0.24 |
| Diluted earnings (loss) per share | 0.28 | 0.39 | 0.12 | 0.47 | 0.58 | 0.24 |
| Book value per share | 6.61 | 7.34 | 8.38 | 10.21 | 11.58 | 12.08 |
| Tangible book value per share[(1)] | 6.20 | 7.02 | 8.12 | 10.04 | 11.43 | 12.08 |
| Wtd. avg. common shares out. - basic | 18,640,678 | 20,820,784 | 30,086,530 | 36,422,612 | 47,679,184 | 52,070,624 |
| Wtd. avg. common shares out. - diluted | 19,378,290 | 21,305,874 | 30,963,424 | 37,492,567 | 48,576,135 | 52,548,547 |
| Shares outstanding at end of period | 19,661,718 | 25,194,872 | 30,686,256 | 45,074,322 | 51,969,203 | 51,679,516 |

Historic share counts and per share figures reflect 2:1 stock split effected on 12/21/18.
(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.

26

# HISTORICAL FINANCIAL INFORMATION

CROSSFIRST BANKSHARES, INC.

| | As of Year or for the Year Ended December 31, | | | | | |
|---|---|---|---|---|---|---|
| | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 |
| **Selected Ratios:** | | | | | | |
| Return on average assets | 0.53% | 0.56% | 0.24% | 0.56% | 0.63% | 0.24 |
| Non-GAAP core operating return on average assets[1] | 0.53 | 0.56 | 0.40 | 0.57 | 0.61 | 0.37 |
| Return on average common equity | 4.60 | 5.51 | 1.53 | 5.34 | 5.38 | 2.05 |
| Non-GAAP core operating return on average common equity[1] | 4.60 | 5.51 | 3.11 | 5.45 | 5.18 | 3.25 |
| Yield on earning assets - tax equivalent[2] | 4.14 | 4.08 | 4.37 | 4.77 | 5.04 | 3.96 |
| Yield on securities - tax equivalent[2] | 3.72 | 3.63 | 3.85 | 3.62 | 3.35 | 3.05 |
| Yield on loans | 4.62 | 4.60 | 4.89 | 5.34 | 5.52 | 4.26 |
| Cost of interest-bearing deposits | 1.01 | 0.96 | 1.12 | 1.71 | 2.21 | 1.02 |
| Cost of funds | 0.94 | 0.91 | 1.06 | 1.49 | 1.90 | 0.92 |
| Cost of total deposits | 0.91 | 0.87 | 0.99 | 1.44 | 1.89 | 0.85 |
| Net interest margin - tax equivalent[2] | 3.27 | 3.24 | 3.40 | 3.39 | 3.31 | 3.13 |
| Non-interest expense to average assets | 2.17 | 2.21 | 2.53 | 2.45 | 1.95 | 1.84 |
| Efficiency ratio[3] | 68.48 | 70.64 | 79.10 | 73.64 | 58.37 | 58.13 |
| Non-GAAP core operating efficiency ratio FTE[1][3] | 64.66 | 66.04 | 72.33 | 67.68 | 57.25 | 52.98 |
| Non-interest-bearing deposits to total deposits | 9.53 | 11.69 | 12.63 | 15.10 | 13.30 | 15.30 |
| Loans to deposits | 76.67 | 76.54 | 86.66 | 95.41 | 98.18 | 94.61 |
| **Credit Quality Ratios:** | | | | | | |
| Allowance for loans losses to total loans | 1.56% | 1.60% | 1.30% | 1.23% | 1.48% | 1.70% |
| Non-performing assets to total assets | 0.08 | 0.20 | 0.18 | 0.43 | 0.97 | 1.39 |
| Non-performing loans to total loans | 0.12 | 0.33 | 0.27 | 0.58 | 1.15 | 1.71 |
| Allowance for loans losses to non-performing loans | 1,336.38 | 493.14 | 481.68 | 212.30 | 128.54 | 98.98 |
| Net charge-offs to average loans | 0.04 | 0.11 | 0.44 | 0.07 | 0.31 | 0.89 |
| **Capital Ratios:** | | | | | | |
| Total stockholders' equity to total assets | 10.16% | 10.07% | 9.70% | 11.94% | 12.20% | 11.03% |
| Common equity tier 1 capital ratio | 8.50 | 9.78 | 8.62 | 11.75 | 12.20 | 11.93 |
| Tier 1 risk-based capital ratio | 10.70 | 11.38 | 9.70 | 12.53 | 12.22 | 11.94 |
| Total risk-based capital ratio | 11.82 | 12.51 | 10.65 | 13.51 | 13.43 | 13.20 |
| Tier 1 leverage ratio | 9.72 | 10.48 | 9.71 | 12.43 | 12.06 | 10.93 |

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation or press release for additional detail.
(2) Tax-exempt income is calculated on a tax equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used for fiscal year 2018 and after and a tax rate of 35% is used for fiscal years 2017 and prior.
(3) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

27

# QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANKSHARES, INC.

CrossFirst Bankshares, Inc Quarterly Financials

As of or for the Three Months Ended

| (Dollars thousands, except per share data) | 12/31/19 | 3/31/20 | 6/30/20 | 9/30/20 | 12/31/20 |
|---|---|---|---|---|---|
| **Income Statement Data** | | | | | |
| Interest income | $55,180 | $54,208 | $51,254 | $48,452 | $49,534 |
| Interest expense | 18,001 | 15,980 | 10,097 | 9,125 | 7,997 |
| Net interest income | 37,179 | 38,228 | 41,157 | 39,327 | 41,537 |
| Provision for loan losses | 19,350 | 13,950 | 21,000 | 10,875 | 10,875 |
| Non-interest income | 2,182 | 2,087 | 2,634 | 4,063 | 2,949 |
| Non-interest expense | 21,881 | 22,215 | 31,010 | 23,011 | 23,732 |
| Income before taxes | (1,870) | 4,150 | (8,219) | 9,504 | 9,879 |
| Income tax expense (benefit) | (1,170) | 293 | (863) | 1,498 | 1,785 |
| Net income (loss) | (700) | 3,857 | (7,356) | 8,006 | 8,094 |
| Preferred stock dividends | 0 | 0 | 0 | 0 | 0 |
| Net income available to common stockholders | (700) | 3,857 | (7,356) | 8,006 | 8,094 |
| Non-GAAP core operating income(1) | (700) | 3,857 | 41 | 8,006 | 8,094 |
| **Balance Sheet Data** | | | | | |
| Cash and cash equivalents | $187,320 | $158,987 | $194,371 | $223,636 | $408,810 |
| Securities | 739,473 | 733,024 | 697,847 | 649,901 | 654,588 |
| Gross loans (net of unearned income) | 3,852,244 | 4,002,451 | 4,413,224 | 4,477,809 | 4,441,897 |
| Allowance for loan losses | (56,896) | (51,458) | (71,185) | (76,035) | (75,295) |
| Goodwill and intangibles | 7,694 | 7,669 | 247 | 227 | 208 |
| Total assets | 4,931,233 | 5,067,407 | 5,462,254 | 5,505,696 | 5,659,303 |
| Non-interest bearing deposits | 521,826 | 567,215 | 750,333 | 754,172 | 718,459 |
| Total deposits | 3,923,759 | 3,972,822 | 4,304,143 | 4,492,549 | 4,694,740 |
| Borrowings and repurchase agreements | 373,664 | 441,626 | 500,498 | 349,631 | 295,406 |
| Trust preferred securities, net of fair value adj. | 921 | 931 | 942 | 952 | 963 |
| Preferred Stock | 0 | 0 | 0 | 0 | 0 |
| Stockholders' Equity | 601,644 | 611,946 | 608,092 | 617,883 | 624,428 |
| Tangible Stockholders' Equity(1) | 593,950 | 604,277 | 607,845 | 617,656 | 624,220 |
| **Share and Per Share Data:** | | | | | |
| Basic earnings (loss) per common share | ($0.01) | $0.07 | ($0.14) | $0.15 | $0.16 |
| Dilutive earnings (loss) per common share | (0.01) | 0.07 | (0.14) | 0.15 | 0.15 |
| Book value per common share | 11.58 | 11.75 | 11.66 | 11.84 | 12.08 |
| Tangible book value per common share(1) | 11.43 | 11.60 | 11.65 | 11.83 | 12.08 |
| Wtd. avg. common shares out. - basic | 51,952,712 | 52,071,484 | 52,104,994 | 52,136,286 | 51,970,116 |
| Wtd. avg. common shares out. - diluted | 52,748,312 | 52,660,270 | 52,493,177 | 52,560,126 | 52,463,645 |
| Shares outstanding at end of period | 51,969,203 | 52,098,062 | 52,167,573 | 52,195,778 | 51,679,516 |

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.

28

# QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANKSHARES, INC.

CrossFirst Bankshares, Inc Quarterly Financials

As of or for the Three Months Ended

| | 12/31/19 | 3/31/20 | 6/30/20 | 9/30/20 | 12/31/20 |
|---|---|---|---|---|---|
| **Selected Ratios:** | | | | | |
| Return on average assets[1] | (0.06%) | 0.31% | (0.54%) | 0.58% | 0.58% |
| Non-GAAP core operating return on average assets[1][2] | (0.06) | 0.31 | - | 0.58 | 0.58 |
| Return on average common equity | (0.46) | 2.53 | (4.84) | 5.19 | 5.19 |
| Yield on earning assets | 4.71 | 4.52 | 3.91 | 3.61 | 3.67 |
| Yield on earning assets - tax equivalent[3] | 4.76 | 4.57 | 3.96 | 3.66 | 3.71 |
| Yield on securities | 2.86 | 2.85 | 2.70 | 2.55 | 2.56 |
| Yield on securities - tax equivalent[3] | 3.22 | 3.21 | 3.07 | 2.93 | 2.96 |
| Yield on loans | 5.21 | 4.98 | 4.28 | 3.90 | 4.00 |
| Costs of interest bearing liabilities | 1.96 | 1.70 | 1.01 | 0.88 | 0.77 |
| Cost of interest-bearing deposits | 1.97 | 1.69 | 0.95 | 0.80 | 0.69 |
| Cost of funds | 1.71 | 1.49 | 0.85 | 0.75 | 0.65 |
| Cost of Deposits | 1.70 | 1.46 | 0.79 | 0.67 | 0.58 |
| Cost of other borrowings | 1.86 | 1.72 | 1.35 | 1.50 | 1.78 |
| Net interest margin - tax equivalent[3] | 3.23 | 3.24 | 3.19 | 2.98 | 3.12 |
| Noninterest expense to average assets | 1.81 | 1.80 | 2.21 | 1.67 | 1.71 |
| Efficiency ratio[4] | 55.60 | 55.10 | 70.81 | 53.03 | 53.35 |
| Non-GAAP core operating efficiency ratio (FTE) [2][4] | 54.66 | 54.17 | 53.09 | 52.23 | 52.54 |
| Noninterest bearing deposits to total deposits | 13.30 | 14.28 | 17.43 | 16.79 | 15.30 |
| Loans to deposits | 98.18 | 100.75 | 102.53 | 99.67 | 94.61 |
| **Credit Quality Ratios:** | | | | | |
| Allowance for loans losses to total loans | 1.48% | 1.29% | 1.61% | 1.70% | 1.70% |
| Nonperforming assets to total assets | 0.97 | 0.59 | 0.74 | 1.49 | 1.39 |
| Nonperforming loans to total loans | 1.15 | 0.66 | 0.86 | 1.78 | 1.71 |
| Allowance for loans losses to nonperforming loans | 128.54 | 195.99 | 188.55 | 95.18 | 98.98 |
| Net charge-offs to average loans[1] | 0.58 | 2.00 | 0.12 | 0.54 | 1.03 |
| **Capital Ratios:** | | | | | |
| Total stockholders' equity to total assets | 12.20% | 12.08% | 11.13% | 11.22% | 11.03% |
| Common equity tier 1 capital ratio | 12.20 | 12.08 | 11.99 | 11.95 | 11.93 |
| Tier 1 risk-based capital ratio | 12.22 | 12.10 | 12.01 | 11.97 | 11.94 |
| Total risk-based capital ratio | 13.43 | 13.17 | 13.27 | 13.23 | 13.20 |
| Tier 1 leverage ratio | 12.06 | 11.81 | 10.75 | 10.85 | 10.93 |

(1) Interim periods are annualized
(2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.
(3) Tax-exempt income is calculated on a tax equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used for 2018, 2019 & 2020.
(4) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income

29

# NON-GAAP RECONCILIATION

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands)

| | As of or for the Year Ended December 31, | | | | | |
|---|---|---|---|---|---|---|
| | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 |
| **Non-GAAP Core Operating Income:** | | | | | | |
| Net Income (loss) | $7,469 | $10,311 | $5,849 | $19,590 | $28,473 | $12,601 |
| Add: restructuring charges | 0 | 0 | 0 | 4,733 | 0 | 0 |
| Less: Tax effect[1] | 0 | 0 | 0 | 1,381 | 0 | 0 |
| Restructuring charges, net of tax | 0 | 0 | 0 | 3,352 | 0 | 0 |
| Add: fixed asset impairments | 0 | 0 | 1,903 | 171 | 424 | 0 |
| Less: Tax effect[2] | 0 | 0 | 737 | 44 | 109 | 0 |
| Fixed asset impairments, net of tax | 0 | 0 | 1,166 | 127 | 315 | 0 |
| Add: Goodwill impairment[3] | 0 | 0 | 0 | 0 | 0 | 7,397 |
| Add: State tax credit[3] | 0 | 0 | 0 | (3,129) | (1,361) | 0 |
| Add: 2017 Tax Cut and Jobs Act[3] | 0 | 0 | 2,701 | 0 | 0 | 0 |
| Non-GAAP core operating income | $7,469 | $10,311 | $9,716 | $19,940 | $27,427 | $19,998 |
| **Non-GAAP Core Operating Return on Average Assets:** | | | | | | |
| Net Income (loss) | $7,469 | $10,311 | $5,849 | $19,590 | $28,473 | $12,601 |
| Non-GAAP core operating income | 7,469 | 10,311 | 9,716 | 19,940 | 27,427 | 19,998 |
| Average Assets | 1,410,447 | 1,839,563 | 2,452,797 | 3,494,655 | 4,499,764 | 5,358,479 |
| GAAP return on average assets | 0.53% | 0.56% | 0.24% | 0.56% | 0.63% | 0.24% |
| Non-GAAP core operating return on average assets | 0.53% | 0.56% | 0.40% | 0.57% | 0.61% | 0.37% |
| **Non-GAAP Core Operating Return on Average Equity:** | | | | | | |
| Net Income (loss) | $7,469 | $10,311 | $5,849 | $19,590 | $28,473 | $12,601 |
| Non-GAAP core operating income | 7,469 | 10,311 | 9,716 | 19,940 | 27,427 | 19,998 |
| Less: Preferred stock dividends | 2,066 | 2,100 | 2,100 | 2,100 | 175 | 0 |
| Net Income (loss) available to common stockholders | 5,403 | 8,211 | 3,749 | 17,490 | 28,298 | 12,601 |
| Non-GAAP core operating income available to common stockholders | 5,403 | 8,211 | 7,616 | 17,840 | 27,252 | 19,998 |
| Average common equity | 117,343 | 149,132 | 245,193 | 327,446 | 526,225 | 614,726 |
| Tangible Assets | 8,152 | 8,050 | 7,949 | 7,847 | 7,746 | 208 |
| Average Tangible Equity | 109,191 | 141,082 | 237,244 | 319,599 | 518,479 | 614,518 |
| GAAP return on average common equity | 4.60% | 5.51% | 1.53% | 5.34% | 5.38% | 2.05% |
| Non-GAAP core return on average tangible common equity | 4.95% | 5.82% | 3.21% | 5.58% | 5.26% | 3.25% |
| **Non-GAAP Core Operating Efficiency Ratio:** | | | | | | |
| Non-interest expense | $30,562 | $40,587 | $62,089 | $85,755 | $87,640 | $99,968 |
| Less: goodwill impairment | 0 | 0 | 0 | 0 | 0 | 7,397 |
| Less: restructuring charges | 0 | 0 | 0 | 4,733 | 0 | 0 |
| Non-GAAP non-interest expense (numerator) | 30,562 | 40,587 | 62,089 | 81,022 | 87,640 | 92,571 |
| Net interest income | 42,267 | 54,053 | 74,818 | 110,368 | 141,444 | 160,249 |
| Tax-equivalent interest income | 2,637 | 4,001 | 5,439 | 3,099 | 2,522 | 2,732 |
| Non-interest income | 2,365 | 3,407 | 3,679 | 6,083 | 8,707 | 11,733 |
| Add: fixed asset impairments | 0 | 0 | 1,903 | 171 | 424 | 0 |
| Non-GAAP Operating revenue (denominator) | 47,269 | 61,461 | 85,839 | 119,721 | 153,097 | 174,714 |
| GAAP efficiency ratio | 68.48% | 70.64% | 79.10% | 73.64% | 58.37% | 58.13% |
| Non-GAAP core operating efficiency ratio (FTE) | 64.66% | 66.04% | 72.33% | 67.68% | 57.25% | 52.98% |

(1) Represents the tax impact of the adjustments above at a tax rate of 25.73%, plus a permanent tax benefit associated with stock-based grants that were exercised prior to our former CEO's departure.
(2) Represents the tax impact of the adjustments above at a tax rate of 25.73% for fiscal years 2018 and after; 38.73% for fiscal years prior to 2018.
(3) No tax effect associated with the 2017 Tax Act adjustment or state tax credit or the goodwill impairment.

30

# QUARTERLY NON-GAAP RECONCILIATION

CROSSFIRST BANKSHARES, INC.

| (Dollars in thousands) | December 31, 2019 | March 31, 2020 | June 30, 2020 | September 30, 2020 | December 31, 2020 |
|---|---|---|---|---|---|
| | As of or for the Three Months Ended | | | | |
| **Non-GAAP Core Operating Income:** | | | | | |
| Net Income (loss) | ($700) | $3,857 | ($7,356) | $8,006 | $8,094 |
| Add: restructuring charges | 0 | 0 | 0 | 0 | 0 |
| Less: Tax effect[(1)] | 0 | 0 | 0 | 0 | 0 |
| Restructuring charges, net of tax | 0 | 0 | 0 | 0 | 0 |
| Add: fixed asset impairments | 0 | 0 | 0 | 0 | 0 |
| Less: Tax effect[(2)] | 0 | 0 | 0 | 0 | 0 |
| Fixed asset impairments, net of tax | 0 | 0 | 0 | 0 | 0 |
| Add: Goodwill Impairment[(3)] | 0 | 0 | 7,397 | 0 | 0 |
| Add: State tax credit[(3)] | 0 | 0 | 0 | 0 | 0 |
| Add: 2017 Tax Cut and Jobs Act | | | | | |
| Non-GAAP core operating income | ($700) | $3,857 | $41 | $8,006 | $8,094 |
| **Non-GAAP Core Operating Return on Average Assets:** | | | | | |
| Net Income | ($700) | $3,857 | ($7,356) | $8,006 | $8,094 |
| Non-GAAP core operating income | (700) | 3,857 | 41 | 8,006 | 8,094 |
| Average Assets | 4,809,579 | 4,975,531 | 5,441,513 | 5,486,252 | 5,523,196 |
| GAAP return on average assets[(4)] | (0.06%) | 0.31% | (0.54%) | 0.58% | 0.58% |
| Non-GAAP core operating return on average assets[(4)] | (0.06%) | 0.31% | 0.00% | 0.58% | 0.58% |
| **Non-GAAP Core Operating Efficiency Ratio:** | | | | | |
| Non-interest expense | $21,881 | $22,215 | $31,010 | $23,011 | $23,732 |
| Less: Goodwill Impairment | $0 | $0 | $7,397 | $0 | $0 |
| Less: restructuring charges | 0 | 0 | 0 | 0 | 0 |
| Non-GAAP non-interest expense (numerator) | 21,881 | 22,215 | 23,613 | 23,011 | 23,732 |
| Net interest income | 37,179 | 38,228 | 41,157 | 39,327 | 41,537 |
| Tax-equivalent interest income | 670 | 695 | 685 | 669 | 683 |
| Non-interest income | 2,182 | 2,087 | 2,634 | 4,063 | 2,949 |
| Add: fixed asset impairments | 0 | 0 | 0 | 0 | 0 |
| Non-GAAP operating revenue (denominator) | 40,031 | 41,010 | 44,476 | 44,059 | 45,169 |
| GAAP efficiency ratio | 55.59% | 55.10% | 70.81% | 53.03% | 53.35% |
| Non-GAAP core operating efficiency ratio (FTE) | 54.66% | 54.17% | 53.09% | 52.23% | 52.54% |

(1) Represents the tax impact of the adjustments above at a tax rate of 25.73%, plus a permanent tax benefit associated with stock-based grants that were exercised prior to our former CEO's departure.
(2) Represents the tax impact of the adjustments above at a tax rate of 25.73%.
(3) No tax effect associated with the state tax credit or the goodwill impairment
(4) Interim periods are annualized.

31

# NON-GAAP RECONCILIATIONS (CONT.)

CROSSFIRST BANKSHARES, INC.

| (Dollars in thousands, except per share data) | As of or for the Year Ended December 31, 2015 | 2016 | 2017 | 2018 | 2019 | 2020 |
|---|---|---|---|---|---|---|
| **Pre-Tax Pre-Provision Profit** | | | | | | |
| Income before Taxes | 8,095 | 10,373 | 4,408 | 17,196 | 32,611 | 15,314 |
| Provision for Credit loss | 5,975 | 6,500 | 12,000 | 13,500 | 29,900 | 56,700 |
| **Pre-Tax Pre-Provision Profit** | **14,070** | **16,873** | **16,408** | **30,696** | **62,511** | **72,014** |
| Average Assets | 1,410,447 | 1,839,563 | 2,452,797 | 3,494,655 | 4,499,764 | 5,358,479 |
| **Pre-Tax Pre-Provision Return on Average Assets** | **1.00%** | **0.92%** | **0.67%** | **0.88%** | **1.39%** | **1.34%** |
| **Tangible Stockholders' Equity:** | | | | | | |
| Stockholders' equity | $160,004 | $214,837 | $287,147 | $490,336 | $601,644 | $624,428 |
| Less: goodwill and intangible assets | 8,100 | 7,998 | 7,897 | 7,796 | 7,694 | 208 |
| Less: preferred stock | 30,000 | 30,000 | 30,000 | 30,000 | 0 | 0 |
| Tangible Stockholders' Equity | $121,904 | $176,839 | $249,250 | $452,540 | $593,950 | $624,220 |
| Shares outstanding at end of period | 19,661,718 | 25,194,872 | 30,686,256 | 45,074,322 | 51,969,203 | 51,679,516 |
| Book value per common share | $6.61 | $7.34 | $8.38 | $10.21 | $11.58 | $12.08 |
| **Tangible book value per common share** | **$6.20** | **$7.02** | **$8.12** | **$10.04** | **$11.43** | **$12.08** |

| (Dollars in thousands, except per share data) | As of or for the Three Months Ended 12/31/19 | 3/31/20 | 6/30/20 | 9/30/20 | 12/31/20 |
|---|---|---|---|---|---|
| **Pre-Tax Pre-Provision Profit** | | | | | |
| Income (loss) before Taxes | (1,870) | 4,150 | (8,219) | 9,504 | 9,879 |
| Provision for Credit loss | 19,350 | 13,950 | 21,000 | 10,875 | 10,875 |
| **Pre-Tax Pre-Provision Profit** | **17,480** | **18,100** | **12,781** | **20,379** | **20,754** |
| Average Assets | 4,809,579 | 4,975,531 | 5,441,513 | 5,486,252 | 5,523,196 |
| **Pre-Tax Pre-Provision Return on Average Assets** | **1.44%** | **1.46%** | **0.94%** | **1.48%** | **1.49%** |
| **Tangible Stockholders' Equity:** | | | | | |
| Stockholders' equity | $601,644 | $611,946 | $608,092 | $617,883 | $624,428 |
| Less: goodwill and intangible assets | 7,694 | 7,669 | 247 | 227 | 208 |
| Less: preferred stock | 0 | 0 | 0 | 0 | 0 |
| Tangible Stockholders' Equity | $593,950 | $604,277 | $607,845 | $617,656 | $624,220 |
| Shares outstanding at end of period | 51,969,203 | 52,098,062 | 52,167,573 | 52,195,778 | 51,679,516 |
| Book value per common share | $11.58 | $11.75 | $11.66 | $11.84 | $12.08 |
| **Tangible book value per common share** | **$11.43** | **$11.60** | **$11.65** | **$11.83** | **$12.08** |

32